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                                                                  EXHIBIT 99.13

                       Minnesota Life Insurance Company
                               Power of Attorney
                        To Sign Registration Statements

   WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

   WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

   WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242, 333-140230, 333-182763 and Waddell & Reed Advisors Retirement
Builder II Variable Annuity) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

   WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

   WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

   WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604, 333-148646 and 333-183590) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

   NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

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               Signature                   Title                  Date
               ---------                   -----                  -------------

 /s/ Robert L. Senkler
 -------------------------------           Chairman of the Board, June 10, 2013
   Robert L. Senkler                       President and Chief
                                           Executive Officer

 /s/ Mary K. Brainerd
 -------------------------------           Director               June 10, 2013
   Mary K. Brainerd

 -------------------------------
   John W. Castro                          Director

 /s/ Gary R. Christensen
 -------------------------------           Director               June 10, 2013
   Gary R. Christensen

 /s/ Sara H. Gavin
 -------------------------------           Director               June 10, 2013
   Sara H. Gavin

 /s/ John F. Grundhofer
 -------------------------------           Director               June 10, 2013
   John F. Grundhofer

 /s/ Christopher M. Hilger
 -------------------------------           Director               June 10, 2013
   Christopher M. Hilger

 /s/ John H. Hooley
 -------------------------------           Director               June 10, 2013
   John H. Hooley


 -------------------------------
   Trudy A. Rautio                         Director

 /s/ Bruce P. Shay
 -------------------------------           Director               June 10, 2013
   Bruce P. Shay

 /s/ Warren J. Zaccaro
 -------------------------------           Director               June 10, 2013
   Warren J. Zaccaro